Exhibit 10.5.7

A320F

Amendment No. 7

between

AIRBUS INDUSTRIE

and

ATLANTIC AIRCRAFT

HOLDING LIMITED

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No. 7

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS INDUSTRIE

AI/CC-C No 337.0049/01

A320 Family - TAI - AMDT 7 - 09/01

1/10

AMENDMENT No. 1

This Amendment No. 7 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made on the 06th day of September 2001

BETWEEN

AIRBUS INDUSTRIE GIE, having its principal office at:

1 Rand-Point Maurice Bellante

31707          B L AGNAC- CEDEX

FRAN CE

(hereinafter referred to as the Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited

Bolam House

King and George Streets

NASSAU BAHAMA

S

(hereinafter referred to as the “Buyer”) of the other part.

A320 Family - TAI - AMDT 7 - 09/01

2/10

WHEREAS

A -	The Seller is a “Groupement d’Interet Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	EADS Airbus S.A.,

whose principal office is at:

Bootevard-Muntmorency

75016 PARIS

FRANCE,

(2)	EADS Airbus GmbH,

whose principal office is at:

Kreetslag 10

Postfach 95 01 09

21111 - HAMBURG

FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUTICAS S.A.,

whose principal office is at:

Avenida de Aragon, 404

28022 MADRID

SPAIN

and

(4)	AIRBUS UK LTO,

whose principal office is at:

Warwick House

P.O. Box 87

Famborough Aerospace Centre

Famborough

Hants GU14 6YU

GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer and the Seller have entered into A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement” ) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No. 1 to No. 32.

A320 Family - TAI - AMDT 7 - 09/01

3/10

E -	The Buyer and the Seller have entered into Amendment No. 1 to the Purchase Agreement dated September 9th 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

F -	The Buyer and the Seller have entered into Amendment No. 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft

(iii)	[*] Firm A320-200 Aircraft.

G -	[*] Simultaneously, the Buyer and the Seller have signed an Amendment No. 3 to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

H -	The Buyer and the Seller have entered into Amendment No. 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into [*] and its [*] A320-200 Aircraft, and

(ii)	the A320-200 Aircraft

(iii)	Firm A319-100 Aircraft.

I -	The Buyer and the Seller have entered into Amendment No 5 to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] A320-200 Aircraft into [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] ion A320-200 Aircraft [*] Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31[*]).

A320 Family - TAI - AMDT 7 - 09/01

4/10

(iii)	The [*] A320-200 Aircraft into [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) with [*] Finn A319-100 Aircraft (Firm No 32 [*]).

J -	The Buyer and the Seller have entered into an Amendment No. 6 to the Purchase Agreement dated 09th of April 2001, covering the rescheduling of certain delivery dates related to the firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No. 45 (September 2001), No. 46 (October 2001) and No. 47 (October 2001) and additionally the firm Aircraft No. 18 [*] an A320-200 Aircraft [*]

K -

[*] firm

NOW THEREFORE IT IS AGREED AS FOLLOWS:

A320 Family - TAI - AMDT 7 - 09/01

5/10

1. SCOPE

*[One page has been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - AMDT 7 - 09/01

6/10

3	DELIVERY DATES

3.1	The Seller shall deliver the next [*] according to the contractual delivery dates as set forth in attached Appendix A.

3.2	The delivery dates of each of the [*], as set forth in attached Appendix B, [*]

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[ILLEGIBLE];

A320 Family - TAI - AMDT 7 - 09/01

7/10

5	THE SELLER [*]

Should the Buyer request to the Seller the [*] as per Letter Agreement No. 2 of the [*]

6	[*] AIRCRAFT

Upon execution of this Amendment No. 7 and according to the Clause 2 of the Letter agreement No. 6 of the Purchase Agreement, [*]

7	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No. 1 “[*]”) shall apply to this Amendment No. 7 except as expressly excluded in this Amendment No. 7.

In case of any inconsistency between this Amendment No. 7 and the A320 Family Purchase Agreement, this Amendment No. 7 shall prevail. Except as expressly amended by this Amendment No. 7, the Purchase Agreement as amended to date, remains in full force and effect as amended by this Amendment No. 7.

This Amendment No. 7 and appendix together with the Purchase Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment No. ? is executed in two original English counterparts and shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives

A320 Family - TAI - AMDT 7 - 09/01

8/10

For and on behalf of		For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

	/s/ Joaquin Palomo		/s/ Francis Robillard

By:	Joaquin Palomo	By:	Francis Robillard

Its:	Attorney-in-Fact	Its:	Contract Division - Regional Director

A320 Family - TAI - AMDT 7 - 09/01

9/10

APPENDIX A

- Aircraft N 45	September	2001	A319-100
- Aircraft N 12	November	2001	A3 19-100
- Aircraft N 39	November	2001	A320-200
- Aircraft N 41	February	2002	A320-200
- Aircraft N 15	March	2002	A319-100
- Aircraft N 42	March	2002	A320-200
- Aircraft N 43	May	2002	A320-200
- Aircraft N 16	June	2002
- Aircraft N 44	June	2002	A320-200
- Aircraft N	July	2002	A320-200
- Aircraft N 18	August	2002	A320-200
- Aircraft N 36	August	2002	A320-200
- Aircraft N 19		2002
- Aircraft N 37	September	2002	A320-200
- Aircraft N 20		2002

APPENDIX B

- Aircraft N 21		2002
- Aircraft N 38	December	2002	A320-200
- Aircraft N 22	February	2003	A319-100
- Aircraft N 23	February	2003	A320-200
- Aircraft N 24	March	2003	A320-200
- Aircraft N 25	June	2003	A319-100
- Aircraft 26	July	2003	A320-200
- Aircraft N 47			A320-200

A320 Family - TAI - AMDT 7 - 09/01

10/10